DMLP

Dorchester Minerals, LP

Investor Presentation

June 21, 2023

Forward-Looking Statements

DMLP
Dorchester Minerals, LP

Portions of this presentation may constitute, and our officers and representatives from time to time may make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "future", "likely", "may", "should", "will," "continue" or similar words, and the absence of such words does not mean that the statements are not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on (and these statements may discuss) our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections of results of operations or of financial condition, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership's properties, changes in economic and industry conditions (including inflation) and changes in regulatory requirements (including changes in environmental requirements and economic sanctions) and the Partnership's consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or circumstances, or otherwise.

DMLP
Dorchester Minerals, LP


SIMPLE REVENUE STRUCTURE OF ROYALTY TRUSTS
REVENUE FROM PRODUCTION
DIVIDENDS
*ALL FIGURES IN $MM.

*Feb 1984

OUTLINE

Investment Highlights

DMLP
Dorchester Minerals, LP

Assets	Structure	Management
Long-life Resource Base	Formulaic Distribution	Sustainable Cost Structure
Exposure to Multiple Basins	Unlevered and Unhedged	Non-Dilutive Equity Compensation
History of Upward Reserve Revision	Fixed LP/GP Split	Alignment with Unitholders
Asset Base Includes Undeveloped, Perpetual Minerals	Single Class of LP units	Assertive Revenue Recovery
Optionality with Unleased Mineral Position	Depletion Deduction	Pursuing Accretive Acquisition Opportunities
	Non-Taxable Exchanges	Pragmatic Approach to Minerals Management
High-Quality Resources with Demonstrated History of Organic Growth	**Efficient and Transparent Return of Cash Flow to our Partners**	**Active Portfolio Management to Enhance Value from Partnership's Assets**

Royalty Peer Comparison

DMLP
Dorchester Minerals, LP



5 Year Total Shareholder Returns (2018 – 2022)
Index
400%
350%
300%
250%
200%
150%
100%
50%
0%
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
DMLP
BSM
VNOM
KRP
STR
PHX
WTI Oil Price

Note: Distributions/Dividends reinvested on payment date. STR includes history of predecessor.

DMLP

Dorchester Minerals, LP

2022 Distributions

Cumulative LP Distributions(1)

$1.2 Billion

2022 LP Distributions

$3.50 /unit

Annualized Cash Distribution Yield(2)

13.7%

LP Distribution History ($/unit)(3)



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Royalties NPI Other Revenue

Gross Revenue by Product



11%
16%
73%
Oil Gas NGL

Gross Revenue by Source



9%
15%
76%
Royalties NPI Other

Realized Commodity Prices(4)



Gas Price ($/mcf)
Oil Price ($/bbl)
$10 $9 $8 $7 $6 $5 $4 $3 $2 $1 $0
$100 $80 $60 $40 $20 $0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Gas Price
Oil Price

(1) From inception through Q1 2023. (2) Based on LP Distributions for the trailing four quarters ended Q1 2023 and the unit close price on June 16, 2023. (3) The Royalties distribution $/unit represents royalty revenue receipts, net of ad valorem taxes and general and administrative expenses attributable to the royalty properties. (4) Oil and Gas prices represent realized prices from royalty properties. Oil prices include NGLs. NGLs include all plant products.

Minerals NPI

Trailing 12 Months NPI Payments
$38.0 Million

Trailing 12 Months NPI Payments
$0.99 /unit

Outstanding Capital Commitments
$6.0 Million

Net Operating Income by Interest Type


$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
2018
2019
2020
2021
2022
45%
55%
48%
52%
44%
56%
69%
31%
74%
26%
Participation
Non-Consent

Gross Revenue by Basin


1%
3%
27%
69%
Bakken
Permian
Fayetteville
Other

	Trailing 12 Months	Trailing 3 Months
Revenue	$64.9 MM	$25.8 MM
Expense (LOE, Taxes, etc)	($15.9 MM)	($5.5 MM)
Net Operating Income	$49.0 MM	$20.3 MM
NPI Payment to DMLP	$38.0 MM	$16.9 MM
Operating Margin	76%	79%

Gross Revenue by Product


10%
18%
72%
Oil
Gas
NGL

Note: NPI Payments represent DMLP's 96.97% share. Outstanding Capital Commitments are as of March 31, 2023. Table reflects Trailing 12 Months and Trailing 3 Months ending March 31, 2023.

Total Production

DMLP
Dorchester Minerals, LP

2018 – 2022 Oil Production
+14%

2018 – 2022 Gas Production
+34%

2018 – 2022 NGL Production
+122%


Total Production
100,000
10,000
1,000
100
2018
2019
2020
2021
2022
2023
Gas Rate (Mcfd)
Oil Rate (boed)
NGL Rate (boed)


Daily Gas Rate (Mcfd)
25,000
20,000
15,000
10,000
5,000
0
2018
2019
2020
2021
2022
2023


Daily Oil Rate (boed)
6,000
5,000
4,000
3,000
2,000
1,000
0
2018
2019
2020
2021
2022
2023

Core Midland Basin | Delaware | Bakken | Barnett Shale | Fayetteville Shale | Miscellaneous | Mid-Continent | S. Texas/Gulf Coast | Legacy Permian

Note: Production graphs are limited to "in pay" volumes and exclude divested operations. Volumes attributable to NPI are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

Royalty and NPI Production

DMLP Dorchester Minerals, LP

Royalty Production

- Oil volumes sustained by robust Midland Basin development
- Gas has increased from associated gas attributable to Bakken and Permian



100,000
10,000
1,000
100
2018
2019
2020
2021
2022
2023

NPI Production

- Oil historically driven by Bakken participation
- After-payout WI in Midland Basin helped suppress oil declines in Bakken



100,000
10,000
1,000
100
2018
2019
2020
2021
2022
2023

Gas Rate (Mcfd) Oil Rate (boed) PP Rate (boed)

Note: Production graphs limited to "in pay" volumes. Divested operations are excluded from reported volumes.

2022 Reserves

DMLP
Dorchester Minerals, LP

2022 PDP Reserve Revisions (MMBoe)



18
16
14
12
10
8
6
4
2
0
15.5 MMBoe
12.7 MMBoe
12.7 MMBoe
15.5 MMBoe
1.1
1.7
2022 Acquisitions
2022 Revisions
2022 Pro Forma
2022 Production 2.8 MMBoe
Replaced 100% of 2022 Production
12/31/2021 Reserves
12/31/2022 Pro-Forma
12/31/2022 Reserves

Historical PDP Reserves (MMBoe)



20
15
10
5
0
1/31/2003
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
Pro-Forma Base
Revisions & Acq/Divest

Royalty-NPI Split



19%
81%
Royalty
NPI

Reserve Reconciliation by Product

	Oil (Mboe)	Natural Gas (Bcf)
Year-End 2021	9,175	37.9
2022 Production	(1,808)	(5.9)
Acquisitions	457	3.7
Revisions	1,096	3.5
Year-End 2022	8,920	39.2
YOY Change	(3%)	+3%

Reserves by Basin



10%
30%
7%
24%
8%
2%
6%
5%
4%
4%
Bakken
Midland
Delaware
Legacy Permian
Fayetteville
South TX/GC
Mid-Con
Barnett
Rockies
Other

Note: Gas-Oil equivalency of 6:1 is used throughout this presentation. Oil reserves include NGLs as reported in 2022 10-K. Acquisition reserves presented at closing dates. Reserves are comprised of 46% Oil, 12% NGL, & 42% Gas.

Mineral Portfolio Overview

DMLP
Dorchester Minerals, LP



Bakken/Three Forks (ND)

10,200 nma

- Core area with remaining development potential
- Significant unleased mineral position
- Significant contributor to NPI revenue

Permian (TX & NM)

85,500 nma

- Midland Basin – Large acreage spread across basin with mix of high net interests, blocks of contiguous acreage and unleased minerals
- Delaware Basin – Ongoing development of prolific units and large net acreage position in highly prospective areas
- Legacy Permian – Exposure to long-life, low decline EOR and conventional CBP units

Mature or Undeveloped Areas	
Non-Bakken Rockies	170,000 nma
Non-Permian Texas	76,000 nma
Southeast	45,000 nma
Mid-Continent	38,000 nma
Appalachia	25,000 nma
Other	7,000 nma

Note: Net Mineral Acre (NMA) counts are limited to mineral interests.

2022 Acquisition Activity

DMLP
Dorchester Minerals, LP


DMLP
DMLP/Acquisition
Acquisition (New)

2022 Acquisitions

- Two geographically diverse mineral and royalty acquisitions in 2022
- 5,700 Net Royalty Acres located in 25 counties in 9 states
- Total of 1.39 million units issued to contributors

DJ Basin (CO)

- 3,600 Net Royalty Acres
- Core area in Weld County, CO with additional interests in LA, OH, OK, PA, WV, & WY

Eagleford (TX)

- 2,100 Net Royalty Acres
- Core area in Webb County, TX with additional interests in the Haynesville (TX) and the Permian (TX & NM)

Note: Includes transactions closed on 03/31/2022 and 09/30/2022

DMLP
Dorchester Minerals, LP

Bakken/Three Forks

Net Mineral Acres	2022 Exit Rate	New Well Adds
10,200 (83,300 gross)	755 boed	74

Daily Production (boed)



2,500
2,000
1,500
1,000
500
0
2018
2019
2020
2021
2022
2023
Non-Consent
Royalty
Participation

New Well Activity



150
100
50
0
2019
2020
2021
2022
Royalty
NPI

2022 Production Mix



5%
29%
66%
Oil
Gas
NGL



DIVIDE
BURKE
WARD
WILLIAMS
MOUNTRAIL
MCKENZIE
MCLEAN
DUNN
BILLINGS

Note: Production graph limited to "in pay" volumes from six core counties including Burke, Divide, Dunn, McKenzie, Mountrail, and Williams. Well count includes both DMLP and DMO newly drilled wells put in pay status and excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts. Map represents sections where DMLP owns an interest, not specific tracts.

Permian Basin

DMLP
Dorchester Minerals, LP


Central Basin Platform
Midland Basin
Delaware Basin
ROOSEVELT
COCHRAN
HOCKLEY
LUBBOCK
CROSBY
YOAKUM
TERRY
LYNN
GARZA
KENT
LEA
GAINES
DAWSON
BORDEN
SCURRY
EDDY
ANDREWS
MARTIN
HOWARD
MITCHELL
LOVING
WINKLER
ECTOR
MIDLAND
GLASSCOCK
STERLING
COKE
TOM GREEN
CULBERSON
WARD
CRANE
UPTON
REAGAN
IRION
REEVES
JEFF DAVIS
PECOS
SCHLEICHER
CROCKETT
SUTTON
TERRELL
BREWSTER

Midland Basin

Net Mineral Acres
17,400
(265,600 gross)

2022 Exit Rate
2,506 boed

New Well Adds
280

Daily Production (boed)


Upton County
APO Wells
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2018
2019
2020
2021
2022
2023
Royalty Vertical
Royalty Horizontal
NPI

New Well Activity


300
200
100
0
2019
2020
2021
2022
Royalty
NPI

2022 Production Mix


10%
33%
57%
Oil
Gas
NGL


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN
Upton County
• 10 high-interest wells reached APO status in 2021. Put in pay in 2023.

Note: Production graph limited to "in pay" volumes from six counties on map including Martin, Howard, Midland, Glasscock, Upton, and Regan. Well count includes both DMLP and DMO newly drilled wells put in pay status and excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts.

Delaware Basin

Net Mineral Acres 2,200 (17,800 gross)

2022 Exit Rate 469 boed

New Well Adds 35

Daily Production (boed)


600
500
400
300
200
100
0
2018
2019
2020
2021
2022
2023

New Well Activity


50
40
30
20
10
0
2019
2020
2021
2022
Royalty

2022 Production Mix


7%
23%
70%
Oil
Gas
NGL


LEA
LOVING
WINKLER
WARD
Winkler County Prospect
• 3 wells completed in 2022
• 9 active permits
Silvertip Prospect
• 9 wells drilled or completed in 2022
• 15 active permits on acreage

Note: Acreage count reflects selected tracts in Winkler County and portions of Lea, Loving, and Ward counties. Net acreage includes multiple interest types. Well count includes both DMLP and DMO newly drilled wells put in pay status and excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts.



Appendix

DMLP
Dorchester Minerals, LP

Management Ownership

Alignment of GP and LP interests

- GP has no incentive distribution rights – fixed sharing ratio
- Management's LP interest exceeds its GP interest
- Not incentivized to make dilutive transactions



2022 LP & GP Distributions $137.4 MM
4.0 %
9.9 %
86.1 %
Mgmt GP
Mgmt LP
Other LP
$5.5 MM
$13.6 MM
$118.3 MM
Mgmt LP is 2.5X Mgmt GP

Note: Mgmt LP interest includes LP units owned by officers, managers, and their immediate families. Full-year 2022 calculation based on units owned at 12/31/2022. Total distributions include DMOLP's 3.03% retainment in the Net Profits Interest.

Historical Reserve Revisions

DMLP Dorchester Minerals, LP

Reserve Revision History

- Cumulative Reserve Revisions have exceeded 100% of Current Reserves
- Production and divestitures have exceeded initial reserves by 27.2 MMBoe



Equivalent Reserves (MMBoe)
20
15
10
5
0
(5)
(10)
(15)
(20)
(25)
(30)
Initial Reserves
15.7 MMBoe
2003 – 2022
Production & Divestitures
(42.9 MMBoe)
(27.2 MMBoe)
Total Reserves
15.5 MMBoe
Total Revisions & Acquisitions
42.7 MMBoe
01/31/2003
Reserves
12/31/2022
Pro-Forma
12/31/2022
Reserves

Non-Consent/Non-Participation

Each State has unique laws governing the treatment of unleased mineral owners.


NRI
100%
50%
0%
0%
50%
100%
150%
200%
250%
300%
% Costs Recovered by Operator

100% WI
100% NRI
to DMOLP

Texas

Unleased mineral owner backs in for full working interest after operator recovers 100% of costs.


NRI
100%
50%
0%
0%
50%
100%
150%
200%
250%
300%
% Costs Recovered by Operator

100% WI
84% NRI to
DMOLP

16% NRI
to DMLP

North Dakota

Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs.

Royalty Cash Receipts

Cash Receipts Timeline

- Cash receipts extend over multiple months due to adjustments, suspense releases, etc.
- Prices can change dramatically between production and payment of distribution
- Example of a typical cash receipt cycle:



Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag

Net Royalty Acres?

Complex mineral ownership is not well represented by Net Royalty Acres

- Royalty rates and lease status vary by depth
- Royalty rates vary by contract
- Single section example from Upton Co.



Spraberry
Wolfcamp
Floating NPRI burdening 1/8th Lease
+
Mineral Interest Leased @ 3/16th
Floating NPRI burdening 1/4th Lease
+
Floating NPRI burdening 1/5th Lease
Unleased Mineral Interest 8/8th WI APO

DMLP

Dorchester Minerals, LP

Investor Presentation

June 21, 2023